UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 9, 2007 (July 2, 2007)

Wonder Auto Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District
Jinzhou City, Liaoning
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 0416-5186632
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On July 2, 2007, the board of directors of Wonder Auto Technology, Inc. (the “Corporation”) adopted Amended and Restated Bylaws, which substantially revised the Corporation’s existing Bylaws. The following is a summary of certain provisions of the Amended and Restated Bylaws adopted by the board of directors and is qualified by reference to our Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Report.

Generally, the Amended and Restated Bylaws of the Corporation update the Corporation’s former bylaws.  The modifications to the former bylaws include: (a) stockholders may now take action by written action signed by stockholders holding a majority of the shares entitled to vote on the given action, instead of requiring all of the stockholders to sign; (b) a new provision providing that in all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder; (c) placing a cap on the number of persons that may be elected to the board of directors of the Corporation (the “Board of Directors”) at nine instead of having no maximum number; (d) special meeting of stockholders may now be called by the chief executive officer, president or the Board of Directors, or by the president or secretary at the request in writing of the holders of not less than one-tenth of all the shares issued, outstanding and entitled to vote, instead of our previous bylaws which provided that special meetings could be called at anytime by the president, by any three directors, or by the holder of a majority share of the capital stock of the corporation; (e) special meeting of the Board of Directors may now be called by the Chief Executive Officer or President with at least forty-eight hours notice prior to the time of the meeting, instead of our previous bylaws which provided that special meetings could only be called with at least ten days notice; (f) the Bylaws may only be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, instead of (i) by a majority vote of the shareholders at any annual meeting or at any special meeting called for that purpose or (ii) by the Board of Directors (excluding provisions adopted by the shareholders of the Corporation).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit
3.2	Amended and Restated Bylaws of the Corporation, adopted by the Board of Directors on July 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc. Date: July 9, 2007
/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.2	Amended and Restated Bylaws of the Corporation, adopted by the Board of Directors on July 2, 2007.